Sequoia Fund
March 31, 2026
Schedule of Investments (Unaudited)
March 31, 2026
(Percentages are of the Fund's Net Assets)
Common Stocks (97.8%)
Shares		Value
	Aerospace & Defense (11.1%)
23,376,735	Rolls-Royce Holdings PLC (United Kingdom)	$350,257,174
1,148,165	Rolls-Royce Holdings PLC - SP ADR (United Kingdom)	17,704,704
		367,961,878
	Application Software (8.4%)
82,980	Constellation Software, Inc. (Canada)	145,666,257
528,328	SAP SE (Germany)	89,707,117
245,631	SAP SE - SP ADR (Germany)	42,054,484
		277,427,858
	Cable & Satellite (1.8%)
136,469	Charter Communications, Inc. - Class A(a)	29,460,928
65,657	Liberty Broadband Corp. - Class A(a)	3,297,294
516,202	Liberty Broadband Corp. - Class C(a)	25,964,961
		58,723,183
	Consumer Finance (5.0%)
826,743	Capital One Financial Corp.	150,822,725
39,004	Credit Acceptance Corp.(a)	16,516,634
		167,339,359
	Financial Exchanges & Data (4.8%)
1,015,750	Intercontinental Exchange, Inc.	159,757,160
	Health Care Supplies (2.3%)
454,963	Align Technology, Inc.(a)	77,994,307
	Integrated Telecommunication Services (0.3%)
68,043	GCI Liberty, Inc. - Class A(a)	2,507,384
181,122	GCI Liberty, Inc. - Class C(a)	6,739,550
		9,246,934
	Interactive Media & Services (9.3%)
991,141	Alphabet, Inc. - Class A	285,012,506
39,138	Meta Platforms, Inc. - Class A	22,392,024
		307,404,530
	Investment Banking & Brokerage (4.7%)
1,671,788	The Charles Schwab Corp.	157,114,636
	IT Consulting & Other Services (2.1%)
352,334	Accenture PLC - Class A (Ireland)	69,864,309
	Life Sciences Tools & Services (10.7%)
1,375,409	Bio-Techne Corp.	71,878,874
2,921,395	Eurofins Scientific SE (Luxembourg)	211,583,672
631,186	ICON PLC (Ireland)(a)	69,847,043
		353,309,589
	Managed Health Care (7.0%)
532,467	Elevance Health, Inc.	155,879,714
277,001	UnitedHealth Group, Inc.	74,953,701
		230,833,415
	Movies & Entertainment (13.6%)
42,201	Liberty Media Corp.-Liberty Formula One - Class A(a)	3,295,054

Sequoia Fund
March 31, 2026
Schedule of Investments (Unaudited) (Continued)
March 31, 2026
Shares		Value
	Movies & Entertainment (13.6%) (Continued)
2,739,436	Liberty Media Corp.-Liberty Formula One - Class C(a)	$232,906,849
11,199,023	Universal Music Group NV (Netherlands)	215,329,940
		451,531,843
	Multi-Sector Holdings (1.1%)
78,269	Berkshire Hathaway, Inc. - Class B(a)	37,506,505
	Office Services & Supplies (3.3%)
672,227	MSA Safety, Inc.	110,211,617
	Pharmaceuticals (3.3%)
913,045	Zoetis, Inc.	107,931,049
	Research & Consulting Services (0.6%)
766,600	Amentum Holdings, Inc.(a)	19,992,928
	Semiconductors (4.1%)
405,979	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR (Taiwan)	137,200,603
	Trading Companies & Distributors (4.3%)
2,179,199	Sunbelt Rentals Holdings, Inc.	141,844,063
	Total Common Stocks (Cost $1,913,488,055)	3,243,195,766
Units
	Warrants (0.0%)
99,240	Constellation Software, Inc., expiring 03/31/40 (Canada)(a)	0
	(cost $0)
	Total Investments (97.8%) (Cost $1,913,488,055)(b)	3,243,195,766
	Other Assets Less Liabilities (2.2%)	73,417,575
	Net Assets (100.0%)	$3,316,613,341

(a)	Non-income producing security.
(b)	The cost for federal income tax purposes is $1,969,688,374. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off. At March 31, 2026, the aggregate gross tax basis unrealized appreciation and depreciation of securities were $1,486,804,670 and $213,297,278, respectively.
Abbreviation:
SP ADR	Sponsored American Depository Receipt

Sequoia Fund
March 31, 2026
Schedule of Investments (Unaudited) (Continued)
March 31, 2026
Notes to Schedule of Investments (Unaudited)
Investments for which market quotations are readily available are valued at market value, and other investments are valued at “fair value” as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Ruane Cunniff L.P. (the “Investment Adviser”) as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.
Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.
Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.
U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost, provided that the amortized cost value is approximately the same as the fair value as determined without the use of amortized cost valuation. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at prices supplied by an independent pricing service.
When reliable market quotations are insufficient or not readily available at the time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued at fair value as determined in good faith by the Investment Adviser, in accordance with procedures approved by the Board.
Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:
Level 1 −	unadjusted quoted prices in active markets for identical securities.
Level 2 −	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).
Level 3 −	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. For the three months ended March 31, 2026, there were no transfers in or out of Level 3 and there were no Level 3 securities held by the Fund.
The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2026:
	Level 1	Level 2	Level 3	Total
Common Stocks	$3,243,195,766	$—	$—	$3,243,195,766
Warrants	—	0	—	0
Total Investments	$3,243,195,766	$0	$—	$3,243,195,766
3